UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2005

Commission File Number 0-29476

INNOVA PURE WATER, INC.

(Exact name of registrant as specified in its charter)

Florida	59-2567034
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13130 56th Court, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

(727) 572-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) to the Current Report on Form 8-K of Innova Pure Water, Inc. filed on June 29, 2005 is being filed in order to file Exhibit 99.1 inadvertently omitted from filing.

Item 4.01    Changes in Registrant’s Certifying Accountants.

(a) A copy of the letter of Pender Newkirk & Company addressed to the Securities and Exchange Commission dated July 7, 2005 is attached hereto as Exhibit 99.1.

(b) Exhibits:

Exhibit Number	Description
99.1	Letter of Pender Newkirk & Company addressed to the Securities and Exchange Commission dated July 7, 2005

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Date: July 26, 2005	INNOVA PURE WATER, INC.

	By:	/s/ David L. Zich
	Print Name:	David L. Zich
	Title:	Chief Executive Officer

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